Sentinel Group Funds, Inc. Sentinel International Equity Fund

Summary Prospectus

Class A, Class C and Class I Shares

March 30, 2011

Class	Ticker Symbol
Class A	SWRLX
Class C	SWFCX
Class I	SIIEX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.sentinelinvestments.com by selecting “Forms and Literature” from the homepage. You can also get this information at no cost by calling 1-800-282-FUND (3863), or by sending an e-mail request to service@sentinelinvestments.com. The Fund’s prospectus and statement of additional information, both dated March 30, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 92 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 48 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.45%	1.19%	0.38%
Total Annual Fund Operating Expenses	1.45%	2.89%	1.08%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$640	$936	$1,253	$2,148
Class C	392	895	1,523	3,214
Class I	110	343	595	1,317

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$292	$895	$1,523	$3,214

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities. The Fund invests mainly in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets. The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country if Sentinel feels that economic and business conditions make it appropriate to do so. The Fund focuses its investments on developed foreign countries, but may invest up to 25% of its total assets in emerging markets. It normally will have substantial investments in European countries. Normally, at least 75% of the Fund’s total assets are invested in securities of non-U.S. issuers selected by Sentinel mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also expects to purchase American Depositary Receipts (ADRs) and Global Depositary Receipts in bearer form, which are designed for use in non-U.S. securities markets.

The Fund also may invest in convertible or debt securities rated Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s.

Sentinel applies a multi-dimensional strategy for portfolio construction — trend identification, stock selection and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection; stocks are then analyzed and ranked based on the following five factors: valuation, growth, management, risk, and sentiment. Risk is managed through portfolio diversification. Typically, the Fund has no more than double the weight of the MSCI EAFE index or less than half the weight of the index in the largest countries in the index.

The Fund generally may sell a security when there is a deterioration of one or more of the five factors described above or when the portfolio manager identifies a more favorable investment opportunity. The Fund may also sell a security to meet redemptions.

Principal Investment Risks

You could lose money by investing in the Fund. The following is a summary description of the principal risks of investing in the Fund:

•                  Emerging Markets Risk. The risks of foreign investments are usually much greater for the emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop.

•                  Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

•                  General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region.

•                  Investment Style Risk. The Fund’s primary investment style, “growth”, “value”, or “blend”, may be out of favor at any particular time. The stocks of “growth” companies may be more sensitive to investor perceptions about company earnings and may be more volatile than the market in general. The stocks of “value” companies may be undervalued by the market for long periods of time.

•                  Sector Risk. Investments in a particular sector may trail returns from other economic sectors.

•                  Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Performance of the Class I shares prior to August 27, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Inception: 1993

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 24.26% (quarter ended June 30, 2009) and the lowest return for a quarter was -20.80% (quarter ended September 30, 2002).

Average Annual Total Return (%)

For the periods ended December 31, 2010	1 Year	5 Years	10 Years
Return Before Taxes: Class A	6.64	2.69	4.00
Return After Taxes on Distributions: Class A	6.34	1.95	3.37
Return After Taxes on Distributions and Sale of Fund Shares: Class A(1)	4.70	2.32	3.37
Return Before Taxes: Class C	9.62	2.48	3.18
Return Before Taxes: Class I	12.65	3.99	4.66
Morgan Stanley Capital International “EAFE” (Europe, Australasia, Far East) Index (Reflects no deduction for fees, expenses or taxes)	7.75	2.46	3.50

(1)          Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser. Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Managers. Katherine Schapiro, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2005. Stacey Ho, Vice President with Sentinel, has been a portfolio manager of the Fund since 2010.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online. To obtain wire transfer instructions, contact the Fund at the number below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By mail: Sentinel Administrative Services, Inc. PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment
	Initial	Subsequent	Initial	Subsequent	Plan
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I: Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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